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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          ____________________________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  March 28, 2001
                       (Date of earliest event reported)

                           INTERACTIVE OBJECTS, INC.
               (Exact Name of Registrant as Specified in Charter)

        Washington                  000-25373                     87-0434226
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                                   Suite 150
                            12600 S.E. 38th Street
                          Bellevue, Washington 98006
         (Address of Principal Executive Offices, including Zip Code)

                                 (425) 653-5505
              (Registrant's telephone number, including area code)


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Item 5.   Other Events

     The press release dated March 28, 2001, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

          99.  Press release dated March 28, 2001



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  March 29, 2001.

                                        INTERACTIVE OBJECTS, INC.


                                     By /s/ Richard Barber
                                        ---------------------------------------
                                        Richard Barber, Chief Financial Officer

                                      -2-
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                                 EXHIBIT INDEX

Exhibit
Number       Exhibit
99           Press release dated March 28, 2001
